Exhibit 99.1

SUPREME COURT OF STATE OF NEW YORK

COUNTY OF NEW YORK

JACK FISH, Derivatively on Behalf of Nominal Defendant ENERGYSOLUTIONS, INC.,
Index No. 651708/2010
Plaintiff,

v.

LINDSAY GOLDBERG & BESSEMER, L.P., ENV HOLDINGS, LLC, ALAN E. GOLDBERG, ROBERT D. LINDSAY, ROBERT J.S. RORISTON, LANCE L. HIRT, and ANDREW S. WEINBERG,

Defendants,
THIS DOCUMENT HAS BEEN E-FILED AS DOCUMENT NO.
and

ENERGYSOLUTIONS, INC.,

Nominal Defendant.

NOTICE OF PROPOSED SETTLEMENT

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION,
HEARING THEREON, AND RIGHT TO APPEAR

IMPORTANT NOTICE TO ALL CURRENT HOLDERS OF ENERGYSOLUTIONS, INC. (“ENERGYSOLUTIONS” OR THE “COMPANY”) COMMON STOCK AS OF March 20, 2013 (“CURRENT ENERGYSOLUTIONS SHAREHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST.  PLEASE NOTE THAT THE ABOVE-CAPTIONED ACTION IS NOT A “CLASS ACTION” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT DESCRIBED BELOW.

PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY.  IF YOU ARE A CURRENT ENERGYSOLUTIONS SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ACTION.

PLEASE TAKE NOTICE that the above-captioned shareholder derivative action (the “Action”) is being settled. The terms of the proposed settlement of the Action (the “Settlement”) are set forth in a Stipulation of Compromise and Settlement dated November 30, 2012 (the “Stipulation”).  On April 15, 2013, at 2:15 p.m., a hearing (the “Settlement Hearing”) will be held before the Supreme Court of the State of New York, County of New York (the “Court”), 60 Centre Street, New York, New York 10007, before the Honorable Justice Kornreich, to determine:  (i) whether the terms of the Settlement should be approved as fair, reasonable and adequate; (ii) whether to award Plaintiff’s Counsel fees and expenses in the amount of $1,650,000 (the “Fee and Expense Award”); and (iii) whether the Action should be dismissed with prejudice against the Defendants as set forth in the Stipulation filed with the Court.

This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.  Unless stated otherwise, all capitalized terms here have the same meaning as set forth in the Stipulation.

The Action was brought derivatively on behalf of EnergySolutions against certain former officers and directors of the Company for allegedly violating their fiduciary duties by selling shares of EnergySolutions common stock in the Company’s June 2008 stock offering with the benefit of material non-public information and against the Company’s former majority stockholder and an affiliate for allegedly aiding and abetting the alleged violation of fiduciary duties.

In 2005, the Individual Defendants, their affiliates, and other investors formed ENV Holdings, which acquired the predecessor to EnergySolutions and various other waste disposal companies for the purpose of creating a vertically integrated nuclear radioactive waste disposal company.  At all relevant times the Individual Defendants and their affiliates, including Lindsay Goldberg, owned and controlled ENV Holdings and served as, among other things, principals of ENV Holdings, members of ENV Holdings’ Board of Managers, and directors of EnergySolutions.

On July 24, 2008, the Company conducted the July 2008 Offering.  Through the July 2008 Offering, ENV Holdings sold approximately 73% of its then-current holdings of EnergySolutions common stock.

The July 2008 Offering was conducted pursuant to the July 2008 Registration Statement, which discussed the Company’s purported business relationships, as well as its purported potential for business growth and purported investment opportunities.

On October 14, 2008, the Company issued a press release announcing that: (1) the trust fund for the Company’s “Zion Project” had significantly decreased in value, and that the Company would not be further pursuing the project at that time; (2) the Nuclear Regulatory Commission had denied the Company’s petition to amend the rule against releasing decommissioning trust funds for use in operating facilities; and (3) the revenues and earnings estimates the Company had previously provided in the July 2008 Registration Statement would be significantly reduced.

In the Action Plaintiff alleges, among other things, that the Individual Defendants, through ENV Holdings and Lindsay Goldberg, sold EnergySolutions stock in the July 2008 Offering based on material non-public information regarding the true but undisclosed nature of the Company’s existing business relationships and business opportunities.

On December 9, 2011, the Parties held a mediation session with the Honorable Layn R. Phillips (Ret.) (“Judge Phillips”) in an attempt to resolve the Action and the Class Action.  The Parties did not reach a resolution at that time.

Beginning on July 19, 2012, Plaintiff’s counsel received the first of a series of rolling document productions.  Plaintiff received documents on July 19, 2012, August 9, 2012, September 4, 2012 and September 11, 2012.  Plaintiff received and reviewed a total of 594,390 pages of documents produced by Defendants.

On September 7, 2012, the Parties held another mediation session with Judge Phillips in a further attempt to resolve the Action and the Class Action.  The Parties did not reach a resolution at that time.

On or around October 11, 2012, as a result of subsequent negotiations conducted through Judge Phillips, the parties to the Action and Class Action reached an agreement to settle the actions.

The terms of the Settlement set forth in the Stipulation provide for payment by the Company’s directors’ and officers’ liability insurers (collectively, “Insurers”) to the Company the sum of $6,500,000, as instructed in writing by the Company, which amount the Company may direct to be contributed to the settlement of the Class Action.  In exchange therefor,

Plaintiff, derivatively on behalf of EnergySolutions, shall completely discharge, dismiss with prejudice on the merits, settle and release the Released Claims as to all Released Persons, and all such Released Claims shall be barred by injunction.  Plaintiff will also release all claims against Defendants’ counsel related to the defense of the Action.  The Defendants and their Related Persons shall also release any claims they may have against Plaintiff and Plaintiff’s counsel related to their bringing and prosecuting the Action.  Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Action and all charges of wrongdoing or liability against them.

Any Current EnergySolutions Shareholder that objects to the Settlement of the Action and/or the Fee and Expense Award shall have a right to appear and to be heard at the Settlement Hearing, and may enter an appearance of counsel of such shareholder’s own choosing at such shareholder’s own expense, or may appear on his or her own.  However, no Person other than Plaintiff’s counsel and Defendants’ counsel in the Action shall be heard at the Settlement Hearing unless, no later than fourteen (14) calendar days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to counsel for the Parties a written notice of objection, signed as authorized by the objecting shareholder, setting forth the ground(s) for the objection and proof of the shareholder’s status as a Current EnergySolutions Shareholder.  Any objecting shareholder must also file with the Court and deliver to all counsel in the Action (listed below) no later than fourteen (14) calendar days prior to the date of the Settlement Hearing copies of any documents, exhibits, affidavits, or other evidence the shareholder will rely upon in support of his or her objection.  Only Current EnergySolutions Shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement and/or the Fee and Expense Award, you must file with the Court and serve on the counsel listed below a written objection setting forth the ground(s) for such objection and providing proof of your current ownership of EnergySolutions stock and any supporting documents no later than fourteen (14) calendar days prior to the Settlement Hearing:

THE SHAPIRO FIRM LLP

Robert J. Shapiro

500 Fifth Avenue, 14th Floor

New York, New York 10110

KESSLER TOPAZ MELTZER & CHECK, LLP

Eric L. Zagar

280 King of Prussia Road

Radnor, Pennsylvania 19087

Counsel for Plaintiff Jack Fish

SIMPSON THACHER & BARTLETT LLP

Bruce D. Angiolillo

Jonathan K. Youngwood

Evan I. Cohen

425 Lexington Avenue

New York, New York 10017-3954

Counsel for Nominal Defendant EnergySolutions Inc.

CRAVATH SWAINE & MOORE LLP

Daniel Slifkin

825 Eighth Avenue

New York, New York 10019

Counsel for Defendants Lindsay Goldberg

& Bessemer, L.P., ENV Holdings, LLC,

Alan E. Goldberg, Robert D. Lindsay,

Robert J.S. Roriston, Lance L. Hirt, and

Andrew S. Weinberg

Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding, unless the Court orders otherwise.

Current EnergySolutions Shareholders who have no objection to the Settlement or the Fee and Expense Award do not need to appear at the Settlement Hearing or take any other action.  If you are a Current EnergySolutions Shareholder, you will be bound by the Order and Final Judgment of the Court, and you will be deemed to have released any and all claims that have or could have been brought in the Action.

This Notice was published as a Company Current Report via a Form 8-K and Form 8-K/A on March 25, 2013, and filed with the United States Securities and Exchange Commission (the “SEC”) on that date.  You may obtain a copy of this Notice by referring to the SEC’s website at http://www.sec.gov.

Inquiries may be made to counsel for Plaintiff Fish:  Eric L. Zagar, Kessler Topaz Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087; telephone (610) 667-7706.